Exhibit 10.1

EXECUTION COPY

LOAN MODIFICATION AGREEMENT AND PERMITTED AMENDMENT

LOAN MODIFICATION AGREEMENT AND PERMITTED AMENDMENT (this “Agreement”) dated as of October 20, 2011 relating to the Amended and Restated Credit Agreement dated as of October 5, 2009 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”) among CHASE ACQUISITION I, INC., RBS Global, Inc. (“RBS Global”), REXNORD LLC (f/k/a Rexnord Corporation) (“Rexnord” and, together with RBS Global, the “Borrowers”), the Lenders party thereto from time to time and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse, Cayman Islands Branch), as Administrative Agent (in such capacity, the “Administrative Agent”).
RECITALS:
WHEREAS, the Borrowers have, by notice to the Administrative Agent dated October 6, 2011 delivered pursuant to Section 2.21(e) of the Credit Agreement (the “Notice”) (a copy of which notice is attached as Exhibit A hereto), made an offer (the “Loan Modification Offer”) to all of the Revolving Facility Lenders to extend the Revolving Facility Maturity Date with respect to the Revolving Facility Commitments from July 20, 2012 to July 19, 2013 and to increase the Applicable Margin with respect to such Revolving Facility Commitments;
WHEREAS, the extension of the Revolving Facility Maturity Date with respect to the Revolving Facility Commitments and the increase of the Applicable Margin with respect to such Revolving Facility Commitments are “Permitted Amendments” (as defined in Section 2.21(g) of the Credit Agreement);
WHEREAS, each Revolving Facility Lender listed on Schedule 1 hereto as a Continuing Lender (each, a “Continuing Lender” and collectively, the “Continuing Lenders”) and the Person listed on Schedule 1 hereto as an Additional Lender (the “Additional Lender”) have agreed, on the terms and conditions set forth herein and in the Credit Agreement, to accept the Loan Modification Offer with respect to such Lender’s Revolving Facility Commitment (each, an “Extended Commitment” and collectively, the “Extended Commitments”); and
WHEREAS, each Revolving Facility Lender that is neither a Continuing Lender nor an Additional Lender (each, an “Exiting Lender” and collectively, the “Exiting Lenders”) has agreed to assign its entire Revolving Facility Commitment and certain of the Continuing Lenders have agreed to assign a portion of the interests held in their Revolving Facility Commitments to the Additional Lender and certain of the Continuing Lenders in accordance with provisions of Section 2(a) hereof.
NOW, THEREFORE, the parties hereto therefore agree as follows:
Section 1. Defined Terms; References. Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Agreement becomes effective, refer to the Credit Agreement as amended hereby.

Section 2    . Assignments.
(a)    On and as of the Loan Modification Closing Date (as defined below), immediately prior to the effectiveness of each of the amendments, waivers and consents of or under the Credit Agreement provided for in this Agreement (other than any such amendment, waiver or consent to extent the same is construed as being provided for solely in this Section 2(a)), a portion of the interests (including with respect to participations in outstanding Letters of Credit and Swingline Loans), then held, in the Revolving Facility Commitments and the Revolving Facility Loans, by each Exiting Lender and certain of the Continuing Lenders shall, in each case, automatically and without any further action being required, be assigned and transferred to, and assumed by, certain of the Continuing Lenders and the Additional Lender, which portion in each case shall be such as is then necessary in order that, immediately after giving effect to all such assignments and assumptions, the Revolving Facility Commitments held by the Continuing Lenders and the Additional Lender will be as set forth on Schedule 1 hereto and each such Continuing Lender and Additional Lender shall hold Revolving Facility Loans pro rata in accordance with such adjusted Revolving Facility Commitments. Each Additional Lender and Continuing Lender assuming interests of any type under this Section 2(a) shall be deemed to have assumed such interests from each Exiting Lender and each Continuing Lender assigning interests of such type ratably in accordance with the amounts of such interests assigned by such Exiting Lenders and Continuing Lenders. Each Exiting Lender, each Continuing Lender assigning any interests, the Additional Lender and each Continuing Lender assuming such interests hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 9.04(c) of the Credit Agreement, a copy of which has been received by each such party.
(b)    Each of the parties hereto hereby consents to the assignments and assumptions provided for in paragraph (a) above, agrees that the Additional Lender and each Continuing Lender that is assuming interests in the Revolving Facility Commitments and Revolving Facility Loans pursuant to paragraph (a) above are “Assignees” of the Exiting Lenders and certain Continuing Lenders and that such Assignees are permitted under Credit Agreement and from and after the Loan Modification Closing Date, the Additional Lender and each such Continuing Lender shall have all the rights and obligations of a Lender under the Credit Agreement, including, without limitation, with respect to the interests assumed by it pursuant to such paragraph, and agrees that on and as of the Loan Modification Closing Date, immediately after giving effect to the provisions of Section 2(a) above, any executed copy of this Agreement shall be deemed, for all purposes of Section 9.04 of the Credit Agreement, to be (x) an “Assignment and Acceptance” with respect to each of the assignments provided for in Section 2(a) and (y) to have been accepted and recorded, together with all other information and documentation required in connection therewith, in the Register by the Administrative Agent, in full compliance with all relevant requirements of Section 9.04.
(c)    On and as of the Loan Modification Closing Date, immediately after giving effect to the provisions of Section 2(a) and Section 2(b) above, the Revolving Facility Commitments of each Revolving Facility Lender shall be as set forth in Schedule 1 hereto and (ii) each Exiting Lender and each Continuing Lender assigning interests shall, to the extent of the interest assigned hereunder and automatically and without any further action, relinquish its rights and be released from its obligations under the Credit Agreement, and, in the case of each Exiting Lender, such Exiting Lender shall cease to be a party to the Credit Agreement but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.05.

Section 3    . Loan Modifications. On and as of the Loan Modification Closing Date:
(a)    the Revolving Facility Maturity Date with respect to the Extended Commitments shall be July 19, 2013;
(b)    the Applicable Margin with respect to the Other Revolving Loans made pursuant to the Extended Commitments shall be 4.00%; and
(c)    the Applicable Commitment Fee with respect to the Extended Commitments shall be 0.50% and shall no longer be determined by reference to the Pricing Grid.
Section 4    . Representations of Each Borrower. Each Borrower represents and warrants that:
(a)    the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date of the Notice and on and as of the Loan Modification Closing Date after giving effect hereto with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and
(b)    no Event of Default or Default was continuing on the date of the Notice and no Event of Default or Default has occurred and is continuing on and as of the Loan Modification Closing Date after giving effect hereto.
Section 5    . Conditions. This Agreement shall become effective as of the first date (the “Loan Modification Closing Date”) when each of the following conditions shall have been satisfied:
(a)    the Administrative Agent shall have received from each Loan Party, each Continuing Lender, the Additional Lender, each Exiting Lender and the Administrative Agent (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;
(b)    the representations and warranties set forth in Section 4 above shall be true and correct as of the date hereof;
(c)    the Administrative Agent shall have received a certificate, dated the Loan Modification Closing Date and executed by a Responsible Officer of the Borrowers, confirming the accuracy of the representations and warranties set forth in Section 4 above;
(d)    the Administrative Agent shall have received, on behalf of itself, the Additional Lenders and the Continuing Lenders, a favorable written opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, special counsel for the Loan Parties, (A) dated the date hereof, (B) addressed to the Administrative Agent, the Additional Lenders and the Continuing Lenders and (C) in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to this Agreement as the Administrative Agent shall reasonably request;

(e)    the Administrative Agent shall have received board resolutions and other customary closing certificates and documentation consistent with those delivered on the Closing Date and such additional customary documents as the Administrative Agent may reasonably require;
(f)    the Administrative Agent shall have received upfront fees, for the account of the Additional Lender and each Continuing Lender, in an amount equal to 0.50% of the aggregate principal amount of the Extended Commitments; and
(g)    any other reasonable and invoiced fees and expenses (including reasonable fees, charges and disbursements of Davis Polk & Wardwell LLP) owing by the Borrowers to the Agents in connection herewith, invoiced no later than 11:00 a.m. on October 19, 2011, shall have been paid in full.
Section 6    . Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
Section 7    . Confirmation of Guaranties and Security Interests. By signing this Agreement, each Loan Party hereby confirms that (i) the obligations of the Loan Parties under the Credit Agreement as modified hereby (including with respect to the Extended Commitments and any Other Revolving Loans or other extensions of credit made thereunder) and the other Loan Documents (x) are entitled to the benefits of the guarantees and the security interests set forth or created in the Collateral Agreement and the other Loan Documents and (y) constitute Obligations and (ii) notwithstanding the effectiveness of the terms hereof, the Collateral Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as modified hereby.
Section 8    . Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
Section 9    . Miscellaneous. For all purposes of the Credit Agreement, this Agreement shall constitute a Loan Modification Agreement, a Permitted Amendment and a Loan Document, the Extended Commitments shall constitute Other Revolving Facility Commitments and the revolving loans made pursuant to the Extended Commitments shall constitute Other Revolving Loans. The Borrowers shall pay all reasonable and documented fees, costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

RBS GLOBAL, INC.
By:	/s/ Michael H. Shapiro
	Name:	Michael H. Shapiro
	Title:	Vice President and CFO

CHASE ACQUISITION I, INC.
By:	/s/ Michael H. Shapiro
	Name:	Michael H. Shapiro
	Title:	Vice President and CFO

REXNORD LLC
By:	/s/ Michael H. Shapiro
	Name:	Michael H. Shapiro
	Title:	Vice President and CFO

REXNORD INDUSTRIES, LLC
PT COMPONENTS, INC.
RBS ACQUISITION CORPORATION
RBS CHINA HOLDINGS, L.L.C.
REXNORD INTERNATIONAL INC.
THE FALK SERVICE CORPORATION
PRAGER INCORPORATED
REXNORD-ZURN HOLDINGS, INC.
ENVIRONMENTAL ENERGY COMPANY
HL CAPITAL CORP.
KRIKLES, INC.
OEI, INC.
OEP, INC.
SANITARY-DASH MANUFACTURING CO., INC.
ZURCO, INC.
ZURN INTERNATIONAL, INC.
ZURN INDUSTRIES, LLC
ZURN PEX, INC.
AMERICAN AUTOGARD LLC

By:	/s/ Michael H. Shapiro
	Name:	Michael H. Shapiro
	Title:	Vice President and CFO of each above-named entity

GA INDUSTRIES HOLDINGS, LLC GA INDUSTRIES, LLC RODNEY HUNT COMPANY, INC.
By:	/s/ Patricia M. Whaley
	Name:	Patricia M. Whaley
	Title:	Vice President, General Counsel and Secretary of each above-named entity

ADMINISTRATIVE AGENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, Issuing Bank, Swingline Lender and Continuing Lender
By:	/s/ Robert Hetu
Name: Robert Hetu Title: Managing Director
By:	/s/ Kevin Buddhdew
Name: Kevin Buddhdew Title: Associate

CONTINUING LENDERS

DEUTSCHE BANK AG, NEW YORK BRANCH, as Continuing Lender
By:	/s/ Susan LeFevre
Name: Susan Lefevre Title: Managing Director
By:	/s/ Erin Morrissey
Name: Erin Morrissey Title: Director

CONTINUING LENDERS

BMO HARRIS BANK, N.A., as Continuing Lender
By:	/s/ Ronald Carey
Name: Ronald J. Carey Title: Senior Vice President
By:	/s/ David A. Anderson
Name: David A. Anderson Title: Senior Vice President
MERRILL LYNCH CAPITAL CORP., as Continuing Lender
By:	/s/ Joseph L. Corah
Name: Joseph L. Corah Title: Director

SUMITOMO MITSUI BANKING CORP., as Continuing Lender
By:	/s/ Shuji Yabe
Name: Shuji Yabe Title: General Manager

BARCLAYS BANK PLC, as Continuing Lender
By:	/s/ Michael J. Mozer
Name: Michael J. Mozer Title: Vice President

CONTINUING LENDERS

MIZUHO CORPORATE BANK, LTD., as Continuing Lender
By:	/s/ James R. Fayen
Name: James R. Fayen Title: Deputy General Manager

GENERAL ELECTRIC CAPITAL CORP., as Continuing Lender
By:	/s/ Marie G. Mollo
Name: Marie G. Mollo Title: Duly Authorized Signatory

ADDITIONAL LENDER

GOLDMAN SACHS LENDING PARTNERS LLC, as Additional Lender
By:	/s/ Mark Walton
Name: Mark Walton Title: Authorized Signatory

EXITING LENDERS

JPMORGAN CHASE BANK, N.A., as Exiting Lender
By:	/s/ Robert D. Bryant
Name: Robert D. Bryant Title: Vice President

BENTHAM WHOLESALE SYNDICATED LOAN FUND, as Exiting Lender
By:	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

CASTLE GARDEN FUNDING, as Exiting Lender
By:	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

CSAM FUNDING IV, as Exiting Lender
By:	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

MADISON PARK FUNDING II, LTD., as Exiting Lender
By:	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

EXITING LENDERS

MADISON PARK FUNDING III LTD., as Exiting Lender
By:	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

SCHEDULE 1

EXTENDED COMMITMENTS

Continuing Lender	Extended Commitment
DEUTSCHE BANK AG, NEW YORK BRANCH	$30,000,000
BMO HARRIS BANK, N.A.	$25,000,000
MERRILL LYNCH CAPITAL CORP.	$25,000,000
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$20,000,000
SUMITOMO MITSUI BANKING CORP.	$20,000,000
BARCLAYS BANK PLC	$17,500,000
MIZUHO CORPORATE BANK, LTD.	$15,000,000
GENERAL ELECTRIC CAPITAL CORP.	$10,000,000

Additional Lender	Extended Commitment
GOLDMAN SACHS LENDING PARTNERS LLC	$17,500,000